SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                     -----------------------

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                  Date of Report : March 16, 1994
                (Date of earliest event reported)

                ---------------------------------

                   FEDERAL EXPRESS CORPORATION
      (Exact name of registrant as specified in its charter)

                             Delaware
                     (State of Incorporation)

      1-7806                         71-0427007
(Commission File Number)      (IRS Employer Identification No.)

         2005 Corporate Avenue, Memphis, Tennessee  38132
             (Address of principal executive offices)

       Registrant's Telephone Number, including area code:
                          (901) 369-3600


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        The following documents relating to the 1994 Pass Through
Certificates, Series A310-A1, Series A310-A2 and Series A310-A3 are being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 33-51623, which was declared effective February 18, 1994.

Exhibit           Description of Exhibit
- -------           ----------------------

1 Underwriting Agreement relating to Federal Express Corporation 1994 Pass Through Certificates Series A310-A1, Series A310-A2 and Series A310-A3.

4.a.1 Pass Through Trust Agreement dated as of March 1, 1994, between Federal Express Corporation and the Pass Through Trustee.

4.a.2 Revised form of Pass Through Certificates (included in Exhibit 4.a.3).

4.a.3 Forms of Series Supplements 1994 A310-A1, 1994 A310-A2 and 1994 A310-A3 to the Pass Through Trust Agreement between Federal Express Corporation and the Pass
                  Through Trustee relating to the Pass Through Certificates.

4.b.1 Form of Trust Indenture and Security Agreement (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G]
                  [H] [I] [J] [K] [L] [M]) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust [A]
                  [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]) in
                  connection with the offering of Pass Through Certificates.*

4.b.2             Form of Equipment Trust Certificates (included in
                  Exhibit 4.b.1).

4.c.1 Form of Participation Agreement (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]) among Federal Express Corporation, as Lessee, the Owner Participant, the Indenture Trustee, the Owner Trustee, the LC Bank and the Pass Through Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]).**

4.d Form of Trust Agreement between the Owner Participant and the Owner Trustee relating to thirteen Airbus A310-203 Aircraft.

4.e Form of Lease Agreement (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K]
                  [L] [M]) between the Owner Trustee, as Lessor, and Federal Express Corporation, as Lessee, relating to Equipment Trust Certificates (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H]
                  [I] [J] [K] [L] [M]).**

4.f Form of Letter of Credit from the LC Bank to the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]).**

4.g Form of Collateral Agreement (Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust [A] [B] [C] [D] [E]
                  [F] [G] [H] [I] [J] [K] [L] [M]) in connection with the offering of Pass Through Certificates.**

23.c              Consent of Kenneth R.  Masterson

- -------------
   * Separate Trust Indenture and Security Agreements will be entered into with respect to each Aircraft. Except for differences in designations, dollar amounts, interest rates, percentages, final distribution dates and the like, there are no material details in which the Trust Indenture and Security Agreements and related forms of Equipment Trust Certificates not filed herewith differ from the corresponding Exhibit for the form of such document.

   ** Separate Participation Agreements, Lease Agreements, Letters of Credit and Collateral Agreements will be entered into with respect to each Aircraft. Except for differences in the Aircraft Registration Numbers, Manufacturer's Serial Numbers for the Aircraft and the Engines, designations, dollar amounts, scheduled lease commencement dates, exchange dates, expiration dates and the like, there are no material details in which any agreement not filed herewith differs from the corresponding Exhibit for the form of such document.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       FEDERAL EXPRESS CORPORATION

                       By: /s/ GRAHAM R.  SMITH
                           ------------------------------
                           Graham R. Smith Vice President
                             & Controller

Dated:  March 16, 1994


                          EXHIBIT INDEX

Exhibit           Description of Exhibit
- -------           ----------------------

1 Underwriting Agreement relating to Federal Express Corporation 1994 Pass Through Certificates Series A310-A1, Series A310-A2 and Series A310-A3.

4.a.1 Pass Through Trust Agreement dated as of March 1, 1994, between Federal Express Corporation and the Pass Through Trustee.

4.a.2 Revised form of Pass Through Certificates (included in Exhibit 4.a.3).

4.a.3 Forms of Series Supplements 1994 A310-A1, 1994 A310-A2 and 1994 A310-A3 to the Pass Through Trust Agreement between Federal Express Corporation and the Pass Through Trustee relating to the Pass Through Certificates.

4.b.1 Form of Trust Indenture and Security Agreement (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]) in
                  connection with the offering of Pass Through
                  Certificates.*

4.b.2             Form of Equipment Trust Certificates (included in
                  Exhibit 4.b.1).

4.c.1 Form of Participation Agreement (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]) among Federal Express Corporation, as Lessee, the Owner Participant, the Indenture Trustee, the Owner Trustee, the LC Bank and the Pass Through Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]).**

4.d Form of Trust Agreement between the Owner Participant and the Owner Trustee relating to thirteen Airbus A310-203 Aircraft.

4.e Form of Lease Agreement (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L]
                  [M]) between the Owner Trustee, as Lessor, and Federal Express Corporation, as Lessee, relating to Equipment Trust Certificates (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]).**

4.f Form of Letter of Credit from the LC Bank to the Indenture Trustee relating to Equipment Trust
                  Certificates (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]).**

4.g Form of Collateral Agreement (Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]) between the Owner Trustee and the Indenture Trustee relating to Equipment Trust Certificates (Federal Express Corporation Trust [A] [B] [C] [D] [E] [F] [G] [H] [I] [J] [K] [L] [M]) in
                  connection with the offering of Pass Through
                  Certificates.**

23.c              Consent of Kenneth R.  Masterson

- -------------
   * Separate Trust Indenture and Security Agreements will be entered into with respect to each Aircraft. Except for differences in designations, dollar amounts, interest rates, percentages, final distribution dates and the like, there are no material details in which the Trust Indenture and Security Agreements and related forms of Equipment Trust Certificates not filed herewith differ from the corresponding Exhibit for the form of such document.

   ** Separate Participation Agreements, Lease Agreements, Letters of Credit and Collateral Agreements will be entered into with respect to each Aircraft. Except for differences in the Aircraft Registration Numbers, Manufacturer's Serial Numbers for the Aircraft and the Engines, designations, dollar amounts, scheduled lease commencement dates, exchange dates, expiration dates and the like, there are no material details in which any agreement not filed herewith differs from the corresponding Exhibit for the form of such document.